                                                                      EXHIBIT 99


                           COMMONWEALTH BANCORP, INC.


                            SOUTHEAST PENNSYLVANIA'S
                             LEADING COMMUNITY BANK

                            [COMMONWEALTH BANK MAP]

                                CORE BUSINESSES

-  CONSUMER BANKING

-  COMMERCIAL BANKING

-  FINANCIAL SERVICES

                                CONSUMER BANKING

-  CONVENIENCE

-  TECHNOLOGY

-  SALES CULTURE

-  MARKET PRESENCE

                                AVERAGE DEPOSITS

[BAR GRAPH]

$ MILLIONS
                                        1997         9 MOS 2001
CORE                                    $796               $987
CD's                                    $722               $474

CORE/TOTAL                               52%                68%

                            AVERAGE COST OF DEPOSITS

[BAR GRAPH]

                            1997               3.86%
                            1998               3.76%
                            1999               3.38%
                            2000               3.33%
                      9 MOS 2001               3.10%

                             DEPOSIT AND OTHER FEES

[BAR GRAPH]

$ MILLIONS
                          1997                    $ 9.2
                          1998                    $11.2
                          1999                    $12.7
                          2000                    $16.4
           9 MOS 01 ANNUALIZED                    $17.6

                                 CONSUMER LOANS

[BAR GRAPH]

$ MILLIONS                                       % OF TOTAL LOANS
                 12/31/97          $195                15%
                 12/31/98          $240                18%
                 12/31/99          $322                23%
                 12/31/00          $384                27%
                 09/30/01          $391                28%

                               COMMERCIAL BANKING

 - EXPERIENCED LENDERS

 - CREDIT CULTURE

 - TREASURY PRODUCTS

 - MARKET PRESENCE

                                COMMERCIAL LOANS

[BAR GRAPH]

$ MILLIONS                                        % OF TOTAL LOANS
            12/31/97               $116                  9%
            12/31/98               $139                 10%
            12/31/99               $190                 14%
            12/31/00               $244                 17%
            09/30/01               $313                 23%

                               FINANCIAL SERVICES

- INVESTMENT PRODUCTS

- INVESTMENT ADVISORY SERVICES

- INSURANCE

- TRUST

                           COMMONWEALTH BANCORP, INC.

                                NINE MONTHS 2001
                                FINANCIAL REVIEW

                                    EARNINGS

----------------------------------------------------------------------------------------------------------
   $ MILLIONS EXCEPT PER SHARE            3 QTR 2000       3 QTR 2001           9 MOS 2000      9 MOS 2001
----------------------------------------------------------------------------------------------------------
   NET INCOME                                 $4.0             $4.1               $11.2             $9.6
----------------------------------------------------------------------------------------------------------
   EPS                                       $0.37            $0.39               $1.02            $0.89
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
   CORE CASH NET INCOME                       $4.9             $5.0               $13.9            $14.9
----------------------------------------------------------------------------------------------------------
   CORE CASH EPS                             $0.45            $0.47               $1.26            $1.37
----------------------------------------------------------------------------------------------------------

                              NET INTEREST MARGIN

[BAR GRAPH]

                         1997                  3.36%
                         1998                  3.27%
                         1999                  3.67%
                         2000                  4.28%
                   9 MOS 2001                  4.49%

NOTE: FULLY TAXABLE EQUIVALENT BASIS.

                               NONINTEREST INCOME

------------------------------------------------------------------------------------------------------
   $ MILLIONS                          3 QTR 2000       3 QTR 2001          9 MOS 2000      9 MOS 2001
------------------------------------------------------------------------------------------------------
   DEPOSIT AND OTHER FEES                  $4.2             $4.6               $12.1            $13.2
------------------------------------------------------------------------------------------------------
   MORTGAGE BANKING                         1.8              0.0                 4.3              2.0
------------------------------------------------------------------------------------------------------
   TOTAL                                   $6.0             $4.6               $16.4            $15.2
------------------------------------------------------------------------------------------------------

                               OPERATING EXPENSES

--------------------------------------------------------------------------------------------------------------
   $ MILLIONS                                  3 QTR 2000      3 QTR 2001           9 MOS 2000      9 MOS 2001
--------------------------------------------------------------------------------------------------------------
   CORE EXPENSES                                  $16.5            $14.3               $48.7            $44.6
--------------------------------------------------------------------------------------------------------------
   AMORTIZATION OF INTANGIBLES                      1.2              1.2                 3.7              3.6
--------------------------------------------------------------------------------------------------------------
   NONRECURRING                                     0.0              0.0                 0.0              3.0
--------------------------------------------------------------------------------------------------------------
   TOTAL                                          $17.7            $15.5               $52.4            $51.2
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
   CORE EXPENSES/CORE REVENUE                     66.8%            60.4%               67.9%            62.6%
--------------------------------------------------------------------------------------------------------------

                                 CREDIT QUALITY

[BAR GRAPH]

                                     1997        1998        1999        2000     9 MOS 2001
NON PERFORMING ASSETS/ASSETS        0.42%       0.49%       0.54%       0.57%          0.63%
NET CREDIT LOSSES/AVERAGE LOANS     0.22%       0.21%       0.23%       0.33%          0.35%

                                 RESERVE RATIO

[BAR GRAPH]

                      12/31/97               0.71%
                      12/31/98               0.71%
                      12/31/99               0.76%
                      12/31/00               0.78%
                      09/30/01               0.99%

                               CAPITAL MANAGEMENT

-------------------------------------------------------------------------------------------------------------------------
                                                1997             1998             1999            2000        9 MOS 2001
-------------------------------------------------------------------------------------------------------------------------
   SHARES REPURCHASED (000'S)                  1,752            1,581           2,906              686             713
-------------------------------------------------------------------------------------------------------------------------
   PERCENT OF BEGINNING SHARES                  9.8%             9.7%           19.7%             5.7%            6.3%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   RISK BASED CAPITAL RATIO                    13.4%            11.6%           11.3%            11.3%           11.2%
-------------------------------------------------------------------------------------------------------------------------

                                    SUMMARY

- COMMONWEALTH'S TRANSITION FROM THRIFT TO BANK CONTINUES ON TRACK. THE FOCUS IS ON CORE BUSINESSES OF:

   - CONSUMER BANKING
   - COMMERCIAL BANKING
   - FINANCIAL SERVICES

-  THIS STRATEGY HAS GENERATED STRONG GROWTH IN:
   - CORE DEPOSITS
   - CONSUMER LOANS
   - COMMERCIAL LOANS
   - FEE INCOME

                                    SUMMARY

- FINANCIAL PERFORMANCE HAS BEEN DRIVEN BY:
  - EXPANDING NET INTEREST MARGIN
  - INCREASING FEE INCOME
  - IMPROVING PRODUCTIVITY
  - STABLE CREDIT QUALITY
  - AGGRESSIVE CAPITAL MANAGEMENT

                           COMMONWEALTH BANCORP, INC.


                            SOUTHEAST PENNSYLVANIA'S
                             LEADING COMMUNITY BANK